UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 20, 2007
                Date of Report (Date of earliest event reported)

                                 GTJ REIT, INC.
             (Exact name of registrant as specified in its Charter)


    Maryland                          0001368757                20-5188065
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

                                444 Merrick Road
                               Lynbrook, NY 11563
               (Address of principal executive offices) (Zip Code)

                                 (516) 881-3535
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 20, 2007, John D. Feerick submitted his resignation from the Registrant's Board of Directors effective immediately. Mr. Feerick stated he is resigning because he has accepted a request from Governor Elliot Spitzer to become the chair of the State Ethics Commission and the new State Commission on Public Integrity. A copy of Mr. Feerick's resignation letter is annexed to this report as an exhibit, the material terms of which are described above.

Item 9.01 Financial Statements and Exhibits

         Exhibit No. Description
         17.01       Resignation Letter of John D. Feerick dated April 20, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007                        GTJ REIT, INC.

                                          By:     /s/ Michael Kessman
                                             -----------------------------------
                                                      Michael Kessman
                                                      Chief Accounting Officer